UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2005

Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

           Nevada                                  1-10077                       87-0401761

(State or other jurisdiction               (Commission                (IRS Employer

             of incorporation)                      File Number)               Identification No.)

11011 King Street, Suite 260

Overland Park, Kansas  66210

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (913) 384-2599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Empire Energy Corporation International (“Empire” or the “Company”) issued a press release on Thursday, March 31, 2005, to announce that the Company had lodged with the Australian Securities and Investments Commission and with Great South Land Minerals Ltd (“GSLM”), a notice pursuant to Section 630 of the Australian Corporations Act that there are no remaining conditions on Empire’s offer to acquire GSLM.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.  The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION
INTERNATIONAL

Date:  April 1, 2005

By:  /s/ John C. Garrison

John C. Garrison

Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 31, 2005

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